UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report February 11, 2005

Commission File Number 000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,	80112-5946
Englewood, CO	(Zip Code)
(Address of principal executive offices)

(303) 771-0900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

In late 2004, Ralph R. Peterson, CH2M HILL Companies Ltd.’s Chairman, Chief Executive Officer and President, had been diagnosed with stomach cancer and underwent successful surgery to remove a tumor.  Pursuant to standing succession resolutions previously adopted by CH2M HILL’s Board of Directors, during Mr. Peterson’s recovery, Samuel H. Iapalucci is serving as interim President and Chief Executive Officer.  Mr. Iapalucci is CH2M HILL’s Executive Vice President, Chief Financial Officer and Corporate Secretary.  Other information with respect to Mr. Iapalucci may be found in CH2M HILL’s Proxy Statement for its 2004 Annual Meeting, as filed with the Securities and Exchange Commission on Schedule 14A (Commission File No. 000-27261), under the captions “Other Executive Officers” and “Change of Control Agreements,” which information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1

The information specified by Items 401 (b), (d), and (e) and 404(a) of Regulation S-K of the Securities and Exchange Commission with respect to Samuel H. Iapalucci, set forth in the registrant’s Proxy Statement for its 2004 Annual Meeting of shareholders, filed with the Securities and Exchange Commission on Schedule 14A (Commission File No. 000-27261), under the captions “Other Executive Officers” and “Change of Control Agreements,” which information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH2M HILL COMPANIES, LTD.
(Registrant)

Date: February 11, 2005	By:	/s/ Samuel H. Iapalucci
Samuel H. Iapalucci

	Its:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1

The information specified by Items 401 (b), (d), and (e) and 404(a) of Regulation S-K of the Securities and Exchange Commission with respect to Samuel H. Iapalucci, set forth in the registrant’s Proxy Statement for its 2004 Annual Meeting of shareholders, filed with the Securities and Exchange Commission on Schedule 14A (Commission File No. 000-27261), under the captions “Other Executive Officers” and “Change of Control Agreements,” which information is incorporated herein by reference.